UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2022

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named Yellowstone Acquisition Company, after giving effect to the Business Combination (as defined below), and as renamed Sky Harbour Group Corporation.

On January 25, 2022 (the “Closing Date”), Yellowstone Acquisition Company, a Delaware corporation (“YAC”), completed the previously announced business combination pursuant to that certain Equity Purchase Agreement, dated as of August 1, 2021 (the “Equity Purchase Agreement”), between YAC and Sky Harbour LLC, a Delaware limited liability company (“Sky”). Each of Sky’s existing equityholders (collectively, the “Sky Existing Equityholders”) separately entered into an Equityholders Voting and Support Agreement irrevocably agreeing to vote in favor of the business combination set forth in the Equity Purchase Agreement. As contemplated by the Equity Purchase Agreement and described in the section titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 98 of the definitive proxy statement (the “Proxy Statement”), filed by YAC on January 7, 2022 with the Securities and Exchange Commission (the “SEC”), on the Closing Date the following occurred: (a) YAC changed its name to “Sky Harbour Group Corporation”; (b) all outstanding shares of Class B common stock of YAC, par value $0.0001 per share (“Sponsor Stock”), held by BOC Yellowstone LLC, a Delaware limited liability company (the “Sponsor”), were converted into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”); (c) Sky restructured its capitalization, issued to the Company 14,937,581 common units of Sky (the “Sky Common Units”), which was equal to the number of outstanding shares of Class A Common Stock immediately after giving effect to the Business combination (taking into account the redemption of Class A Common Stock and the Class A Common Stock issued under the BOC PIPE (as defined below)), reclassified the existing Sky Common Units (other than the existing Sky incentive common units (the “Sky Incentive Units”)), existing Sky Series A preferred units and the existing Sky Series B preferred units into Sky Common Units; (d) effected certain adjustments to the number of Sky Incentive Units to reflect the new capital structure; (e) appointed the Company as the managing member of Sky; (f) the Sky Common Units issued to BOC YAC Funding LLC (“BOC YAC”) in respect of its Series B preferred units were converted into 5,500,000 shares of Class A Common Stock; (h) holders of Sky Common Units received one share of Class B common stock, $0.0001 par value per share (the “Class B Common Stock”) for each Sky Common Unit, and as consideration for the issuance of 14,937,581 Sky Common Units by Sky to the Company, YAC contributed to Sky $39,773,567 consisting of the amount held in the YAC trust account after (i) deducting $123,068,515 required to fund the redemption of the Class A Common Stock held by eligible stockholders who properly elected to have their shares redeemed as of the Closing Date, (ii) taking into account the $45,000,000 purchase of Class A Common Stock by Boston Omaha (the “BOC PIPE”) and (iii) deducting $20,900,674 consisting of deferred underwriting commissions, transaction expenses, the BOC Yellowstone LLC promissory note repayment and the payment to Atalaya Capital Management LP in connection with a forward purchase transaction; and (i) without any action on the part of any holder of YAC Warrants, each YAC Warrant that is issued and outstanding immediately prior to the closing became a SHG Corporation Warrant (the transactions referred to in clauses (a) through (i), collectively, the “Business Combination”).

As a result of the Business Combination, the Company is organized as an “Up-C” structure in which substantially all of the operating assets of Sky’s business are held by Sky, and the Company’s only assets are its equity interests in Sky.

As of the open of trading on January 26, 2022, the Class A Common Stock and Warrants of the Company, formerly those of YAC, began trading on the NYSE American LLC (“NYSE American”) as “SKYH” and “SKYH WS,” respectively.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Immediately following the Business Combination, the Company’s ownership was as follows:

●
YAC’s former public stockholders own 1,537,857 shares of the Company’s outstanding common stock, all of which is Class A Common Stock, and represents approximately 2.7% of the voting power of the Company;

●	Boston Omaha, through the Sponsor, BOC Yellowstone II LLC, the BOC PIPE and the conversion of BOC YAC’s equity interests in Sky, owns 13,399,724 shares of the Company’s outstanding common stock, all of which is Class A Common Stock, and represents approximately 23.5% of the voting power of the Company;

●
The Existing Sky Equityholders own 42,192,250 shares of the Company’s outstanding common stock, consisting of entirely of Class B Common Stock, which represent approximately 73.9% of the voting power of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Stockholders’ Agreement

On January 25, 2022, in connection with the completion of the Business Combination and as contemplated by the Equity Purchase Agreement, the Company, the Existing Sky Equityholders and the Sponsor entered into a stockholders’ agreement (the “Stockholders’ Agreement”). The material terms of the Stockholders’ Agreement are described in the section of the Proxy Statement beginning on page 113 titled “Proposal No. 1 – The Business Combination Proposal – Related Agreements – Stockholders’ Agreement and Election of Directors.” Such description is qualified in its entirety by the full text of the Stockholders’ Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Registration Rights Agreement

On January 25, 2022, in connection with the completion of the Business Combination and as contemplated by the Equity Purchase Agreement, Sky, the Existing Sky Equityholders and Sponsor entered into a registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 128 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements —Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On January 25, 2022, in connection with the completion of the Business Combination and as contemplated by the Equity Purchase Agreement, the Company, Sky, the Existing Sky Equityholders and Tal Keinan, as the TRA Holder Representative, entered into a tax receivable agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement beginning on page 110 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

A&R Operating Agreement

On January 25, 2022, in connection with the completion of the Business Combination and as contemplated by the Equity Purchase Agreement, the Company, Sky and each of the Existing Sky Equityholders entered into the Third A&R Operating Agreement, which, among other things, (i) restructured the capitalization of Sky, and (ii) appointed the Company as the managing member of Sky. The material terms of the Third A&R Operating Agreement are described in the section of the Proxy Statement beginning on page 110 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — A&R Operating Agreement of Sky.” Such description is qualified in its entirety by the text of the Third A&R Operating Agreement, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law, for both the current directors and executive officers of the Company and the former YAC directors and executive officers. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On January 25, 2022, the Business Combination was approved by the stockholders of YAC at a special meeting of stockholders (the “Special Meeting”). The Business Combination was completed on January 25, 2022.

Consideration to YAC’s Stockholders in the Business Combination

In connection with the Business Combination, holders of 12,061,041 shares of Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $10.20 per share, for an aggregate of approximately $123 million, which was paid to such holders on the Closing Date.

Upon completion of the Business Combination, 3,399,724 shares of Sponsor Stock held by the Sponsor converted into shares of Class A Common Stock at the closing of the Business Combination. Following such conversion, the Sponsor intends to transfer 206,250 shares to Glazer Capital LLC and an aggregate of 75,000 shares to YAC’s former independent directors that resigned upon the closing of the Business Combination.

Consideration Paid to the Existing Sky Equityholders in the Business Combination

The consideration paid to the Existing Sky Equityholders in connection with the Business Combination consisted of 42,192,250 shares of Class B Common Stock.

The material terms and conditions of the Equity Purchase Agreement are described in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 98 of the Proxy Statement, which are incorporated herein by reference.

Company Securities Outstanding Following the Business Combination

On the Closing Date, all of YAC’s outstanding units separated into their component parts of one share of YAC Class A Common Stock and one half of one YAC Warrant. Immediately after the Business Combination, there were 14,937,581 shares of Class A Common Stock, Warrants to purchase 14,519,218 shares of Class A Common Stock (including 7,719,779 private placement warrants) and 42,192,250 shares of Class B Common Stock issued and outstanding. On the Closing Date, there were 42,192,250 Sky Common Units outstanding (excluding Sky Common Units held by the Company) and 2,807,750 Sky Incentive Units outstanding. The Sky Incentive Equity Units are convertible, subject to the terms of the Third Amended and Restated Operating Agreement of Sky, into Sky Common Units, which are redeemable for shares of Class A Common Stock at each Sky Common Unit holder’s election.

FORM 10 INFORMATION

Forward-Looking Statements

Some of the information contained in this Current Report on Form 8-K, or incorporated herein by reference, contains forward-looking statements. When contained in this Current Report on Form 8-K, and incorporated herein by reference, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●
expectations regarding the Company’s strategies and future financial performance, including the Company’s future business plans or objectives, prospective performance and commercial opportunities and competitors, services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives;

●	the outcome of any legal proceedings that may be instituted against the Company or Sky in connection with the Business Combination and related transactions;

●	the risk that the proposed Business Combination disrupts Sky’s current operations as a result of the announcement and consummation of the transactions described herein;

●	Sky’s limited operating history makes it difficult to predict future revenues and operating results;

●	financial projections with respect to Sky may not prove to be reflective of actual financial results;

●
the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the possibility that the Company or Sky may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Business

The information set forth in the section entitled “Other Information about the SHG Corporation” beginning on page 153 of the Proxy Statement is incorporated herein by reference.

Risk Factors

The information set forth in the section entitled “Risk Factors” beginning on page 48 of the Proxy Statement is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of YAC and Sky. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “Comparative Share Information” beginning on page 47.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company and Sky is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sky” beginning on page 174 and that information is incorporated herein by reference.

Facilities

The information set forth in the section entitled “Other Information about SHG Corporation — Initial Portfolio” on page 155 of the Proxy Statement is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

Following the Business Combination, Sky is a subsidiary of the Company. In its capacity as managing member of Sky, the Company will operate and control all of Sky’s business and affairs and will consolidate Sky’s financial results into the Company’s financial statements.

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Closing Date by:

●	each person known to be the beneficial owner of more than 5% of the Company’s outstanding ordinary shares;

●	each director and each of the Company’s named executive officers; and

●	all current executive officers and directors as a group.

The information below is based on an aggregate of 14,937,581 shares of Class A Common Stock and 42,192,250 shares of Class B Common Stock issued and outstanding as of the Closing Date, and does not reflect any possible redemptions from funds which acquired Class A Common Stock in the public markets and have not yet filed a corresponding Schedule 13G reflecting a change in ownership. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by the individuals below:

	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)(2)
Name and Address of Beneficial Owner(1)	Number	%	Number	%
Five Percent Holders:
Boston Omaha Corporation(3)	4,500,000	30.1%	-	-	7.9%
BOC Yellowstone LLC(4)	3,193,474	21.4%	-	-	5.6%
BOC YAC Funding LLC(5)	5,500,000	36.8%	-	-	9.6%
Hudson Bay Capital Management LP and Sandler Gerber(6)	900,000	6.0%	-	-	1.6%
Glazer Capital, LLC and Paul J. Glazer(7)	1,265,352	8.5%	-	-	2.2%
Karpus Management LLC(8)	1,717,277	11.5%	-	-	3.0%
Polar Asset Management Partners Inc.(9)	984,371	6.6%	-	-	1.7%
Barclays PLC and Barclays Bank PLC(10)	759,608	5.1%	-	-	1.3%
Shaolin Capital Management LLC(11)	750,955	5.0%	-	-	1.3%
Due West Partners LLC(12)(15)	-	-	11,640,460	27.6%	20.4%
Center Sky Harbour LLC(13)	-	-	11,637,960	27.6%	20.4%
Directors and Executive Officers:		-
Tal Keinan	-	-	17,943,792	42.5%	31.4%
Alex Saltzman	-	-	-	-	-
Francisco Gonzalez	-	-	-	-	-
Michael Schmitt	-	-	-	-	-
Gerald Adler	-	-	-	-	-
Walter Jackson	-	-	412,072	*	*
Alethia Nancoo	-		-	-	-
Alex B. Rozek(14)	13,399,724	89.7%	-	-	23.5%
Lysa Leiponis	-	-	-	-	-
Nick Wellmon(15)	-	-	11,640,460	27.6%	20.4%
Robert S. Rivkin	-	-	-	-	-
All directors and executive officers, as a group (11 individuals)	13,399,724	89.7%	29,996,324	71.2%	76.0%

*	less than 1%

(1)
This table is based on 57,129,831 shares of Common Stock outstanding as of January 25, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise noted, the business address of each of those listed in the table above is c/o Sky Harbour Group Corporation, 136 Tower Road, Suite 205, Westchester County Airport, White Plains, NY 10604.

(2)
Percentage of combined voting power represents voting power with respect to all shares of Class A common stock and Class B Common Stock, voting together as a single class. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval.

(3)	The business address of Boston Omaha Corporation is 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.
(4)	The business address of BOC Yellowstone LLC is c/o BOC Yellowstone LLC 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.
(5)	The business address of BOC YAC Funding LLC is c/o BOC Yellowstone LLC 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.
(6)	According to Schedule 13G filed on filed on February 11, 2021. The business address of Hudson Bay Capital Management LP and Mr. Sander Gerber is 777 Third Avenue, 30th Floor, New York, New York 10017.
(7)	According to Schedule 13G filed on February 16, 2021. The business address of Glazer Capital, LLC and Mr. Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.
(8)	According to Schedule 13G filed on July 9, 2021. Karpus Management, Inc., d/b/a Karpus Investment Management‘s business address is 183 Sully's Trail, Pittsford, New York 14534.
(9)	According to Schedule 13G filed on February 11, 2021. The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(10)	According to Schedule 13G filed on February 11, 2021. The business address of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England.
(11)	According to Schedule 13G filed on February 24, 2021. The business address of Shaolin Capital Management LLC is 1460 Broadway, New York, New York 10036.
(12)	The business address of Due West Partners LLC is 8260 SE 31st St., Mercer Island, Washington 98040.
(13)	The business address of Center Sky Harbour LLC is 9355 Wilshire Blvd, Suite 350, Beverly Hills, California 90210.
(14)
The business address of Mr. Rozek is c/o Boston Omaha Corporation 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102. Mr. Rozek is an officer, director and stockholder of Boston Omaha Corporation. Mr. Rozek is a manager of BOC Yellowstone LLC, which is owned by Boston Omaha Corporation and is the sole managing member of BOC Yellowstone II LLC. As such, he may be deemed to have or share beneficial ownership of the Class A common stock held directly by BOC Yellowstone LLC and BOC Yellowstone II LLC. Mr. Rozek disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary indirect interest he may have therein as a stockholder of Boston Omaha Corporation.

(15)
Represents shares held by Due West Partners LLC (“Due West”). Mr. Wellmon is the Founder and Managing Partner of Due West, and as such has voting and investment discretion with respect to the shares of Class B Common Stock held of record by Due West and may be deemed to have shared beneficial ownership of the shares of Class B Common Stock held directly by Due West. Mr. Wellmon disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary indirect interest he may have therein.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the closing is set forth in the section entitled “SHG Corporation Management After the Business Combination” beginning on page 189 in the Proxy Statement and Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Each of Tal Keinan, Walter Jackson, Alethia Nancoo, Alex B. Rozek, Lysa Leiponis, Nick Wellmon and Robert S. Rivkin were elected to serve as directors of the Company. Mr. Keinan was appointed as Chairman of the board of directors, and Ms. Leiponis was appointed as lead independent director. The size of the board is seven members. Biographical information for these individuals is set forth in the section entitled “SHG Corporation Management After the Business Combination” beginning on page 189 in the Proxy Statement and is incorporated herein by reference. In accordance with the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate of Incorporation”), each director will have a term that expires at the Company’s annual meeting of stockholders in 2022 or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

The Board appointed Ms. Leiponis, Mr. Jackson and Mr. Rivkin to serve on the Audit Committee, with Mr. Jackson serving as its chairman. The Board appointed Mr. Keinan, Ms. Leiponis, Ms. Nancoo, Mr. Jackson, Mr. Wellmon and Mr. Rozek to serve on the Compensation Committee, with Ms. Nancoo serving as its chairman. The Board appointed Mr. Kienan, Ms. Leiponis, Ms. Nancoo, Mr. Rivkin and Mr. Rozek to serve on the Nominating and Corporate Governance Committee, with Ms. Leiponis serving as its chairman. Information with respect to the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is set forth in the section entitled “SHG Corporation Management After the Business Combination — Committees of the Board of Directors” beginning on page 190 of the Proxy Statement and is incorporated herein by reference.

In connection with the completion of the Business Combination, Tal Keinan was appointed to serve as the Company’s Chief Executive Officer, Alex Saltzman was appointed to serve as the Chief Operating Officer and Francisco Gonzalez was appointed to serve as Chief Financial Officer. Biographical information for these individuals is set forth in the section entitled “SHG Corporation Management After the Business Combination” beginning on page 189 of the Proxy Statement and is incorporated by reference herein.

Executive Compensation

The information set forth in the section entitled “Compensation of Executive Officers and Directors After the Business Combination” beginning on page 195 of the Proxy Statement, which includes the executive compensation information of Sky is incorporated herein by reference.

Director Compensation

The information set forth in the section entitled “Compensation of Executive Officers and Directors After the Business Combination” beginning on page 195 of the Proxy Statement, which includes the director compensation information of Sky is incorporated herein by reference.

Certain Relationships and Related Transactions

The information set forth in the sections entitled “Certain Relationships and Related Party Transactions — YAC’s Related Party Transactions” beginning on page 202 of the Proxy Statement and “Certain Relationships and Related Party Transactions — Sky’s Related Party Transactions” beginning on page 204 of the Proxy Statement are incorporated herein by reference.

Director Independence

At the closing of the Business Combination, the board of directors of the Company adopted NYSE American listing standards to assess director independence. The board of directors has determined that each of Walter Jackson, Alethia Nancoo, Lysa Leiponis, Nick Wellmon and Robert S. Rivkin qualifies as “independent” under the listing requirements of NYSE American. Mr. Jackson is also an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Legal Proceedings

The information set forth in the section entitled “Other Information about Sky—Legal Proceedings” on page 173 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, the Company’s publicly traded units, common stock and warrants were listed on The New York Stock Exchange (“NYSE”) under the symbols “YSACU,” “YSAC,” and “YSACW,” respectively. Upon the closing, the Company’s Class A Common Stock and warrants were listed on the NYSE American under the symbols “SKYH” and “SKYH WS,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the closing of the Business Combination, and as a result, no longer trade as a separate security and were delisted from NYSE.

As of January 25, 2022, following the completion of the Business Combination, there were four holders of record of Class A Common Stock and three holders of record of Warrants. However, because many of the shares of Class A Common Stock and the Warrants are held by brokers and other institutions on behalf of stockholders, the Company believes there are substantially more beneficial holders of Class A Common Stock and Warrants than record holders.

The information set forth in the section entitled “Price Range of Securities and Dividends—YAC” on page 226 of the Proxy Statement is incorporated herein by reference.

Market Information and Holders of the Company

As of January 25, 2022, following the completion of the Business Combination, there were 14,937,581 shares of Class A Common Stock, 14,519,218 SHG Warrants (including 7,719,779 private placement warrants) and 42,192,250 Sky Common Units (excluding Sky Common Units held by the Company), which are convertible into Class A Common Stock, outstanding. The Company has reserved a total of 5,211,975 shares of Class A Common Stock for issuance pursuant to the 2022 Incentive Award Plan, subject to certain adjustments set forth therein.

Dividends of the Company

YAC has never paid any cash dividends on YAC’s Class A Common Stock. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the Company’s board of directors and the board of directors will consider whether or not to institute a dividend policy. The board of directors currently anticipates the Company will retain all earnings of the Company, if any, for use in the Company’s business and operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Description of Registrant’s Securities

Pursuant to the A&R Certificate of Incorporation, there are 260,000,000 authorized shares of the Company, consisting of 200,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share.

The information set forth in the section entitled “Description of SHG Corporation Securities” beginning on page 217 of the Proxy Statement is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law, for both the current directors and executive officers of the Company and the former YAC directors and executive officers. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the section entitled “Description of SHG Corporation Securities — Limitations on Liability and Indemnification of Officers and Directors” beginning on page 224 of the Proxy Statement and is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of YAC’s outstanding units separated into their component parts of one share of Class A Common Stock and one half of one Warrant to purchase one share of Class A Common Stock and YAC’s units ceased trading on NYSE.

Item 3.02 Unregistered Sales of Equity Securities.

On January 25, 2022, in connection with the completion of the Business Combination and as contemplated by the Equity Purchase Agreement and the Subscription Agreements, the Company made the following issuances of unregistered securities, as further described in the disclosure set forth under the Introductory Note above:

●	4,500,000 shares of Class A common stock to Boston Omaha for aggregate consideration of $45.0 million;

●	5,500,000 shares of Class A common stock to BOC YAC Funding LLC upon conversion of series B preferred units in Sky for aggregate consideration of $55.0 million; and

●	42,192,250 shares of Class B Common Stock to the Existing Sky Equityholders.

The Sky Common Units are redeemable for shares of Class A Common Stock at each Sky Common Unit holder’s election. Up to 42,192,250 shares of Class A Common Stock are issuable upon the redemption of the Sky Common Units. The Company issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03 Material Modification to Rights of Security Holders

On the Closing Date, in connection with the completion of the Business Combination, the Company’s Certificate of Incorporation and Bylaws were amended and restated. Pursuant to the A&R Certificate of Incorporation, there are 260,000,000 shares authorized, of which 200,000,000 shares are shares of Class A Common Stock, par value $0.0001 per share, 50,000,000 shares are shares of Class B Common Stock, par value $0.0001 per share, and 10,000,000 shares are shares of preferred stock, par value $0.0001 per share. The disclosure set forth in the sections titled “Description of YAC Securities” and “Description of SHG Corporation Securities” in the Proxy Statement is incorporated herein by reference.

The foregoing description of the A&R Certificate of Incorporation and Bylaws of the Company does not purport to be complete and is qualified in its entirety by the terms of the A&R Certificate of Incorporation and Bylaws of the Company, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — A&R Certificate of Incorporation,” “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Anti-Takeover Effects of the A&R Certificate of Incorporation and the SHG Corporation Bylaws” and “Description of SHG Corporation Securities” beginning on pages 108, 109 and 217 of the Proxy Statement, respectively, which are incorporated herein by reference.

Item 4.01 Change in Registrant’s Certifying Accountant.

On January 25, 2022, the Audit Committee of the Board of Directors approved the engagement of EisnerAmper LLP (“EA”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2022.

EA served as independent registered public accounting firm of Sky prior to the Business Combination. Accordingly, KPMG LLP (“KPMG”), YAC’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EA as the Company’s independent registered public accounting firm following completion of its audit of YAC’s financial statements as of and for the year ended December 31, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, YAC.

The audit report of KPMG on YAC’s, the Company’s legal predecessor, financial statements as of December 31, 2020 and for the period from August 25, 2020 (inception) to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. As discussed in Note 2 to the financial statements, the 2020 financial statements have been restated to correct certain misstatements.

During the period from August 25, 2020 (inception) to December 31, 2020 and the subsequent interim period through January 25, 2022, there were no (1) disagreements between YAC and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements and (2) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) except as described in the following paragraph.

On May 24, 2021, following the issuance of the statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” by the Commission, YAC’s management and the Audit Committee of YAC’s board of directors, after consultation with management, concluded that YAC’s financial statements as of December 31, 2020 and the period from August 25, 2020 (inception) to December 31, 2020 (the “Original Financial Statements”) should no longer be relied upon and are to be restated in order to correct a classification error. The Original Financial Statements were restated in the financial statements accompanying YAC’s Annual Report on Form 10-K/A filed with the Commission on May 24, 2021. As part of such process, YAC identified a material weakness in its internal controls over financial reporting, solely related to YAC’s accounting for warrants.

The Company has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of KPMG’s letter dated January 31, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

The information set forth under in the sections titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 98 of the Proxy Statement and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

On January 25, 2022 each of Tal Keinan, Walter Jackson, Alethia Nancoo, Alex B. Rozek, Lysa Leiponis, Nick Wellmon and Robert S. Rivkin were elected as directors of the Company, with Tal Keinan appointed as chairman of the board, in each case, effective upon the completion of the Business Combination. Biographical information with respect to such directors is set forth in the section entitled “SHG Corporation Management After the Business Combination” beginning on page 189 of the Proxy Statement and is incorporated herein by reference.

On January 25, 2022, Tal Keinan was appointed to serve as the Chief Executive Officer, Alex Saltzman was appointed to serve as the Chief Operating Officer, Francisco Gonzalez was appointed to serve as Chief Financial Officer, Michael Schmitt was appointed to serve as the Chief Accounting Officer and Gerald Adler was appointed to serve as the General Counsel and Corporate Secretary, in each case, effective upon the closing of the Business Combination. Biographical information with respect to Tal Keinan, Francisco Gonzalez and Alex Saltzman is set forth in the section entitled “SHG Corporation Management After the Business Combination” beginning on page 189 of the Proxy Statement is incorporated herein by reference.

Michael Schmitt, the Company’s Chief Accounting Officer, has over fourteen years of accounting and audit experience, most recently at PricewaterhouseCoopers LLP (“PwC”), where he held roles of increasing responsibility within the firm’s audit practice since 2012. While at PwC, Mr. Schmitt most recently served as an Assurance Director from July 2021 until January 2022 and an Assurance Senior Manager from July 2019 until June 2021. During Mr. Schmitt’s time at PwC, he served clients primarily in the transportation, travel, and logistics industries, inclusive of airlines, aircraft leasing and finance companies, as well and other multibillion-dollar SEC registrants in the consumer and industrial sectors. Mr. Schmitt holds a Bachelor of Science in Accountancy from Bryant University and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Gerald Adler, the Company’s interim General Counsel and Corporate Secretary, has over thirty-five years of experience practicing corporate law. Before joining the Company, Mr. Adler operated a solo practice in 2020, where he advised businesses, start-ups, and venture capital and private equity firms on general corporate and commercial law matters including mergers, acquisitions, financings, capital raises, restructuring, employment matters and commercial licenses and agreements. He previously served as Chief Operating Officer and General Counsel of Paine Schwartz Partners, LLC, a private equity firm specializing in sustainable food chain investing, from 2012 until 2019, and served as a Partner in the Corporate and Securities groups of Friedman Kaplan Seiler & Adelman, LLP from 2008 until 2011, Dechert, LLP from 2005 until 2007 and Swidler Berlin Shereff Friedman from 1989 until 2004. Mr. Adler holds a Bachelor of Arts in Economics from Yeshiva University and a J.D. from the Columbia University School of Law. He is admitted to practice law in New York and is a member of the New York City Bar Association.

Departure of Directors and Certain Officers

Effective upon the Closing Date, each of Adam K. Peterson, Sydney C. Atkins, David J. Bronczek and Shanna N. Khan resigned as directors of the Company, and Tal Keinan replaced Adam K. Peterson and Alex B. Rozek as chairman of the board of directors, although Mr. Rozek will continue as a director of the Company. Effective upon the Closing Date, each of Adam K. Peterson, Alex B. Rozek and Joshua P. Weisenburger resigned as executive officers of the Company.

2022 Incentive Award Plan

On January 25, 2022, the Sky Harbour Group Corporation 2022 Incentive Award Plan (the “2022 Incentive Award Plan”) became effective. The 2022 Incentive Award Plan was approved by YAC’s stockholders at the Special Meeting on January 25, 2022. The purpose of the 2022 Incentive Award Plan is to promote the success and enhance the value of the Company and Sky by attracting, retaining and motivating selected employees, consultants and directors of the Company and Sky. The 2022 Incentive Award Plan provides for grants of stock-based compensation awards, including without limitation, non-qualified stock options, incentive stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, incentive unit awards other stock or cash based awards and dividend equivalent awards. Employees, officers and consultants of the Company or any parent or affiliate, including Sky, or any non-employee director of the Company’s board of directors are eligible to receive awards under the 2022 Incentive Award Plan. The 2022 Incentive Award Plan is administered by the Company’s board of directors which may delegate its duties and responsibilities to committees of the Company’s board of directors and/or officers, referred to herein as the “plan administrator”, subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2022 Incentive Award Plan, subject to its express terms and conditions. The plan administrator also has the authority to set the terms and conditions of all awards under the 2022 Incentive Award Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2022 Incentive Award Plan.

The Company has 5,211,975 shares of Class A Common Stock for issuance pursuant to the 2022 Incentive Award Plan, and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2022 Incentive Award Plan may not exceed the initial pool size, in each case, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 5 — The Incentive Plan Proposal” beginning on page 139 of the Proxy Statement is incorporated herein by reference. The foregoing description of the 2022 Incentive Award Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2022 Incentive Award Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.5.

Compensatory Arrangements for Directors

In connection with the completion of the Business Combination, the Company’s board of directors also approved a compensation program for the Company’s non-employee directors (the “Director Compensation Program”). The material terms of the Director Compensation Program are described in the section of the Proxy Statement beginning on page 199 entitled “Compensation of Executive Officers and Directors After the Business Combination — Sky Executive Officer and Director Compensation Following the Business Combination.”

Compensatory Arrangements for Executive Officers

On January 25, 2022, in connection with the completion of the Business Combination, the Company assumed the employment agreements that Sky entered into with certain of its executive officers: Tal Keinan, Francisco Gonzalez and Alex Saltzman. Pursuant to the employment agreements, each of Messrs. Keinan, Gonzalez and Saltzman receives an annual base salary and is eligible to participate in Sky’s customary health, welfare and fringe benefit plans. In addition, Messrs. Gonzalez and Saltzman have entered into standard non-compete and non-disclosure agreement.

Prior to the closing of the Business Combination, Sky’s compensation committee agreed to certain terms of employment with Mr. Keinan, which would remain in effect after the closing of the Business Combination. Pursuant to the terms of the agreement, Mr. Keinan will receive a base salary at an annual rate of $500,000 beginning in 2022, and will be eligible to receive a target bonus of 100% of his base salary subject to certain specified performance metrics to be determined by the compensation committee; the actual bonus received by Mr. Keinan may be more or less than the target bonus based on satisfaction of the relevant performance metrics. In addition, Mr. Keinan, along with other executives of SHG Corporation to be determined, may be eligible to participate in a long-term equity incentive program at levels that are customary for similarly situated executives as determined by the compensation committee based on consultation with its compensation consultant. The compensation committee has determined that Mr. Keinan’s grant of equity for 2022 will not exceed $750,000 in restricted stock units (based on grant date fair market value of the underlying shares) subject to vesting conditions pursuant to the Sky Harbour Group Corporation 2022 Incentive Award Plan.

Sky entered into an employment agreement with Mr. Saltzman on March 22, 2021 in connection with his appointment as Chief Operating Officer, which does not provide for potential payments upon a termination or change of control. For 2021, Mr. Saltzman receives an annual salary of $400,000 and is eligible to receive an annual bonus, which bonus is based on established performance variables and an individual component. The target bonus is equal to 50% of base salary. Mr. Saltzman has entered into Sky’s standard employee covenants agreement containing customary restrictive covenants.

Sky entered into an employment agreement with Mr. Gonzalez on July 1, 2021 in connection with his appointment as Chief Financial Officer, which was amended on December 21, 2021. For 2021, Mr. Gonzalez received an annual salary of $300,000.  Pursuant to his amended employment agreement, as part of Mr. Gonzalez’s 2021 compensation, he was awarded an incentive cash bonus of $1.95 million. Beginning in January 2022, Mr. Gonzalez is also eligible to receive a one-time per square foot incentive bonus, paid quarterly without duplication, which is to be determined based on the amount of new square footage of indoor space available for leasing by Sky or its subsidiaries to tenants in any given quarter.  Mr. Gonzalez has entered into Sky’s standard employee covenants agreement containing customary restrictive covenants.

The information set forth in the section entitled “Compensation of Executive Officers and Directors After the Business Combination” beginning on page 195 of the Proxy Statement is incorporated herein by reference. The employment agreements for Messrs. Gonzalez and Saltzman are attached as Exhibits 10.8 and 10.9 hereto, respectively.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, YAC ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 98 of the Proxy Statement, in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of Sky as of and for the years ended December 31, 2020 and 2019, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy Statement beginning on page F-56 and are incorporated herein by reference. The unaudited financial statements of Sky as of and for the nine months ended September 30, 2021 and the related notes thereto are set forth in the Proxy Statement beginning on page F-32 and are incorporated herein by reference.

The financial statements of YAC as of the year ended December 31, 2020 and for the period from August 25, 2020 (inception) to December 31, 2020, the related notes and report of independent public accounting firm thereto are set forth in the Proxy Statement beginning on page F-14 and are incorporated herein by reference. The financial statements of YAC as of and for the nine months ended September 30, 2021 and the related notes thereto are set forth in the Proxy Statement beginning on page F-2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the year ended December 31, 2020 and the nine months ended September 30, 2021 is set forth in Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Document
2.1*	Equity Purchase Agreement, dated as of August 1, 2021, by and among Yellowstone Acquisition Company and Sky Harbour LLC (incorporated by reference from YAC’s Form 8-K dated August 3, 2021)
3.1	Second Amended and Restated Certificate of Incorporation of Yellowstone Acquisition Company
3.2	Bylaws of Sky Harbour Group Corporation
4.1
Warrant Agreement, dated October 21, 2020, between Yellowstone Acquisition Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference from YAC’s Form 8-K dated October 26, 2020)

10.1*
Stockholders’ Agreement, dated as of January 25, 2022, by and among Sky Harbour Group Corporation, Tal Keinan, Due West Partners LLC, Center Sky Harbour LLC, BOC Yellowstone I LLC, and BOC Yellowstone II LLC

10.2*	Registration Rights Agreement, dated as of September 14, 2021 by and among Sky Harbour LLC, the Existing Sky Equityholders, BOC YAC, the Sponsor and the BOC PIPE investors
10.3*	Tax Receivable Agreement, dated as of January 25, 2022, by and among Sky Harbour Group Corporation, the Existing Sky Equityholders and the TRA Holder Representative
10.4*	Third Amended and Restated Operating Agreement of Sky Harbour LLC
10.5†	Sky Harbour Group Corporation 2022 Incentive Award Plan
10.6†	Sky Harbour Group Corporation 2022 Incentive Award Plan – Form of Restricted Stock Unit Agreement
10.7†	Form of Director and Officer Indemnification Agreement
10.8†	Employment Agreement with Francisco Gonzalez
10.9†	Employment Agreement with Alex Saltzman
10.10	Trust Indenture between the Public Finance Authority and The Bank of New York Mellon
10.11	Specimen Series 2021 Bonds (included as part of Exhibit 10.10)
10.12	Loan Agreement by and between the Public Finance Authority, Sky Harbour Sugar Land Airport, LLC, Sky Harbour Opa Locka Airport, LLC, Nashville Hangars LLC, APA Hangars LLC and DVT Hangars LLC.
10.13	Ground Sublease between Sunborne XVI, LTD. and APA Hangars LLC
10.14*	Unsubordinated Ground Lease and Option to Lease Additional Land between City of Phoenix and DVT Hangars LLC
10.15	Lease Agreement by and between The Metropolitan Nashville Airport Authority and Sky Harbour, LLC
10.16*	First Amendment to the Lease Agreement by and between The Metropolitan Nashville Airport Authority and Nashville Hangars LLC
10.17*	Sublease Agreement by and between AA Acquisitions, LLC and Sky Harbour Opa Locka Airport, LLC
10.18*	First Amendment to Sublease Agreement between AA Acquisitions, LLC and Sky Harbour Opa Locka Airport, LLC
10.19	Amended and Restated Standard Form Airport Corporate Hangar Land Lease between the City of Sugar Land and Sky Harbour Sugar Land Airport, LLC
10.20	Amendment No. 2 to the Standard Form Airport Corporate Hangar Land Lease between the City of Sugar Land and Sky Harbour Sugar Land Airport, LLC
16.1	Letter from KPMG LLP to the SEC, dated January 31, 2022
21.1	List of subsidiaries
99.1	Unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the year ended December 31, 2020 and the nine months ended September 30, 2021

*
Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2022

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer